Exhibit 99.8

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

IN RE:		}	CASE NUMBER
		}	3:16-bk-02237-PMG
DINOSAURS UNEARTHED CORP.		}
		}	JUDGE	PAUL M. GLENN
}
DEBTOR.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM	December 1, 2017	TO	December 31, 2017

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the
Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature

Debtor's Address			Attorney's Address
and Phone Number:			and Phone Number:

DINOSAURS UNEARTHED CORP.			NELSON MULLINS (Attn: Daniel Blanks)

#110 - 11188 Featherstone Way			50 N. Laura Street, 41st Floor

Richmond, BC V6W 1K9			Jacksonville, FL 32202

+1 (604) 277-0707			+1 (904) 665-3600

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the
United States Trustee Program Website, http://www.usdoj.gov/ust/r21/reg_info.htm

1) Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2) Initial Filing Requirements
3) Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING	1-Dec-17		AND ENDING	31-Dec-17

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number	3:16-bk-02237-PMG
Date of Petition:	14-Jun-16

		Current month		Cumulative
Petition to date

1. Funds at beginning of period per bank		$ 275,215.60	( a )	$ 38,233.47	( b )

2. Receipts:
A. Cash sales
Minus: Cash refunds
Net cash sales

	B. Accounts receivable	43,000.00		3,486,105.43

	C. Other receipts (see MOR-2)	248,957.98		252,451.04
Note: invoice & receipts at the same time

3. Total receipts (lines 2A+2B+2C)		291,957.98		3,738,556.47

4. Total funds available for operations (line 1+line 3)		567,173.58		3,776,789.94

5. Disbursements
	A. Advertising			-
	B. Bank charges	(8.38)		(1,250.56)
	C. Contract labour			-
	D. Fixed asset payments (not incl in "N")			-
	E. Insurance			-
	F. Inventory payments			-
	G. Leases			-
	H. Manufacturing supplies			-
	I. Office supplies			-
	J. Payroll - net (see attachment 4B)			-
	K. Professional fees (Accounting & legal)			-
	L. Rent			-
	M. Repairs & maintenance			-
	N. Secured creditor payments (see attach 2)			-
	O. Taxes paid - payroll (see attachment 4C)			-
	P. Taxes paid - sales & use (see attach 4C)			-
	Q. Taxes paid - Other (see attachment 4C)			-
	R. Telephone			-
	S. Travel & entertainment			-
	T. U.S. Trustee Quarterly Fees			-
	U. Utilities			-
	V. Vehicle expenses (car rental)			-
	W. Other operating expenses	(424,508.36)		(3,632,882.54)
6. Total Disbursements (sum of 5A thru W)		(424,516.74)		(3,634,133.10)
7. Ending balance (line 4 minus line 6) per G/L		$ 142,656.84	( c )	$ 142,656.84	( c )

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 22 day of January 2018.		Signature	/s/ Jerome Henshall

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

Note: Change from cash basis at Jun 30 to accrual basis at Jul 31 with outstanding items included

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
Detail of Other Receipts and Other Disbursements
OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.
				Cumulative
Description			Current Month	Petition to Date

Texas Comptroller of Public Accounts		Refund of 2016 franchise tax	$ -	$ 1,963.51
Virginia Department of Taxation		Virginia Department of Taxation	-	1,509.00
North Carolina Department of Revenue		2016 corporate income tax refund	25.00	25.00
Dinoking Tech Inc.		Inter-company loan repayment	50,000.00	50,000.00
Premier Exhibition Management LLC		Expense reimbursement received on behalf of Dinoking Tech Inc.	198,911.75	198,911.75
TD Bank		Interest on term deposit	21.23	41.78
TOTAL OTHER RECEIPTS			$ 248,957.98	$ 252,451.04

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan amount	Source of funds	Purpose	Repayment schedule

None

OTHER DISBURSEMENTS:
Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.
				Cumulative
Description			Current Month	Petition to Date
Dinoking Tech Inc		Administration, Management, Royalty and Rental of animatronics	$ 72,878.58	$ 1,693,735.38
Dinoking Tech Inc		Expense reimbursement	19,796.14	222,430.30
Dinoking Tech Inc		Inter-company loan advance	50,000.00	50,000.00
Dinoking Tech Inc		Transfer of deposit received from customer on behalf of Dinoking Tech Inc.	-	25,000.00
Premier Exhibition Management LLC		Expense reimbursement	10,665.00	129,810.72
Premier Exhibition Management LLC		Inter-company loan repayment	-	165,000.00
Premier Exhibition Management LLC		Inter-company loan advance	-	700,000.00
Dinoking Tech Inc		Expense reimbursement received on behalf of Dinoking Tech Inc.	198,911.75	198,911.75
CT Corporation		Legal fee	-	760.00
A-1 Storage and Crane Service		Empty container storage	-	1,852.50
Comptroller of Public Accounts		State of Texas - Franchise tax 2016	-	2,013.51
FedEx Freight		Shipping fees	-	892.15
Sweetwater Sound Inc.		Speakers for CWS service	-	1,505.00
Deringer		Shipping and cargo security fees	4,347.09	9,430.07
ATS Inc.		Lift charge & container dragage	-	30,980.50
Oscar Martinez		Contract labour and expenses claim	-	9,954.25
Isabel Gallardo		Contract labour	-	500.00
Enterprise Rent A Car		Car rental	-	24,962.42
George Young Company		Trucking and transportation	-	96,402.26
TSL Terminals		Storage	-	1,551.00
Law Office of Terry T. Preshaw, PS		Legal fee	-	3,697.50
Adcom Worldwide -YYZ		Trucking expenses	-	62,676.25
Antonio Abrantes da Silva		Expense claim for DC set up	-	43.69
Kelly Yu		Expense claim for KI winterization	-	371.22
Guizhi Wang (Lisa)		Gengu crew meals, accomodation & transportation, and supplies	-	2,558.29
Internal Revenue Service		Withholding taxes on rent and royalties payment	12,515.07	90,060.65
Treasurer, State of Iowa		Corporate tax extension for FY2016	-	2,200.00
Virginia Department of Taxation		Corporate tax extension for FY2016	-	600.00
Treasurer, State of Maine		Corporate tax extension for FY2016	-	500.00
Ohio Department of Taxation		Commercial activity tax	179.25	579.25
McAllen Foreign Trade Zone		Crane rental	-	1,469.00
Davis Wright Tremaine LLP		Legal fee	-	180.00
Eimskip Logistics		Local drayage	-	1,695.00
Bollore Logistics Canada Inc.		Trucking	-	15,948.75
Lida Xing		Yutyrannus illustration for Orlando (Dinosaurs)	-	50.00
Carr Riggs & Ingram LLC		Tax related services	832.50	9,471.55
Joyce Steel Erection, Ltd.		Equipment rental	-	681.60
Environmental Management Specialists, Inc.		Animatronic equipment disposal	54,382.98	74,382.98
North Carolina Department of Revenue		Corporate annual report	-	25.00

TOTAL OTHER DISBURSEMENTS			$ 424,508.36	$ 3,632,882.54

“Other Disbursements” includes Loans to Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:
Loan amount	Source of funds	Purpose	Repayment schedule

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.
Please refer to Appendix

Attachment 1
Monthly Accounts Receviable Reconciliation and Aging

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number	3:16-bk-02237-PMG

Reporting period beginning		1-Dec-17	Period ending	31-Dec-17

ACCOUNTS RECEIVABLE AT PETITION DATE:			$ 209,318.98

Accounts receivable reconciliation
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance			$ 110,604.72	( a )
Plus: current month new billings			-
Minus: collection during the month			(43,000.00)	( b )
Plus/ minus: adjustments or writeoffs			-	*
End of month balance			$ 67,604.72	( c )
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	over 90 days	Total

$ 581.83	$ 755.12	$ 8,212.97	$ 58,054.80	$ 67,604.72	( c )

For any receivables in the “Over 90 Days” category, please provide the following:

Customer		Receivable Date		Status (Collection efforts taken, estimate of collectibility write-off, disputed account, etc.)
International Museum of Art and Science		Apr 21, 2017		Payment plan has been reached with the customer. It is anticipated that account will be settled in January 2018
Portland Exhibits LLC		May 15, 2017		Payment plan has been reached with the customer. It is anticipated that account will be settled in March 2018
Discovery Cube Los Angeles		June 16, 2017		No dispute, slow paying customer. Ongoing effort for collection.

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.

(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

Attachment 2
Monthly Accounts Payable and secured payments report

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Dec-17	Period ending	31-Dec-17

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST PETITION ACCOUNTS PAYABLE

Date	Days
incurred	outstanding	Vendor	Description	Amount
31/Jul/17	154	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	143,535.32
31/Aug/17	123	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	81,746.52
30/Sep/17	93	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	101,354.37
31/Oct/17	62	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	106,088.08
30/Nov/17	32	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	118,860.17
31/Dec/17	1	Dinoking Tech Inc.	Credit for expense recovery	(463.04)
31/Dec/17	1	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	134,918.35
14/Dec/17	18	Carr, Riggs & Ingram, LLC	Tax related service	827.00
31/Dec/17	1	Oscar Martinez	Expense claim for CWS winterization	60.00
16/Dec/17	16	Waste Management Inc. of Florida	Admin charge for disposal bin rental	17.13

Total amount				$ 686,943.90

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

Accounts payable reconciliation (post petition unsecured debt only)
				( b )
Opening Balance			$ 710,354.16	( a )
PLUS: New indebtedness incurred this month			152,186.35
MINUS: Amount paid on post petition			(175,596.61)
Accounts payable this month			686,943.90
PLUS/MINUS: adjustments			-	*
End of month balance			$ 686,943.90	( c )

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

Secured payments report
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee
Program prior to completing this section).

Secured Creditor /		Date Payment Due This Month	Amount Paid This Month	Number of Post Petitition	Total Amount of Post Petitiion
Lessor				Payments Delinquent	Payments Delinquent

None			$ -

TOTAL			$ -	(d)
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b, c) The total of line (b) must equal line (c).
(d) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

Attachment 3
Inventory and fixed assets report

Name of Debtor:	DINOSAURS UNEARTHED CORP.	Case Number:	3:16-bk-02237-PMG

Reporting period beginning	1-Dec-17	Period ending	31-Dec-17

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:			$ -
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month			-	(a)
PLUS: Inventory Purchased During Month			-
MINUS: Inventory Used or Sold			-
PLUS/MINUS: Adjustments or Write-downs			-	*
Inventory on Hand at End of Month			$ -

METHOD OF COSTING INVENTORY:		Average cost method

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6	6 months to	Greater than	Considered	Total Inventory
months old	2 years old	2 years old	Obsolete

= 100%

* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory:
None

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:			$ -	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month			$ -	(a)(b)
MINUS: Depreciation Expense			$ -
PLUS: New Purchases			$ -
PLUS/MINUS: Adjustments or Write-downs			$ -	*
Ending Monthly Balance			$ -

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
No fixed assets purchased or disposed.

(a) This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b) Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

Attachment 4A
Monthly summary of bank activity - operating account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Dec-17	Period ending	31-Dec-17

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/reg_info.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of bank	Toronto-Dominion Bank		Branch	Richmond Centre Branch 9720

Account name	U.S. Current		Account number	0990-7315739

Purpose of account:	OPERATING

Ending balance per bank statement			$ 84,208.73
Plus total amount of outstanding deposits			-
Minus: total amount of outstanding checks and other debits			(4,311.84)	*
Minus: service charges			-
End of month balance			$ 79,896.89	** ( a )

Name of bank	Toronto-Dominion Bank (USBBS)		Branch	New York Branch

Account name	U.S. dollar business checking		Account number	3248257686

Purpose of account:	OPERATING

Ending balance per bank statement			$ 12,749.91
Plus total amount of outstanding deposits			-
Minus: total amount of outstanding checks and other debits			-	*
Minus: service charges			-
End of month balance			$ 12,749.91	** ( a )

* Debit cards are used by		No debit cards

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment
4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

	-	Transferred to Payroll Account

	-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5A
Check register - operating account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Dec-17	Period ending	31-Dec-17

Name of bank	Toronto-Dominion Bank		Branch	Richmond Centre Branch 9720

Account name	U.S. Current		Account number	0990-7315739

Purpose of account:	OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check number	Payee	Purpose	Amount
1/Dec/17	Debit	Dinoking Tech Inc.	Inter-company loan advance	$ (50,000.00)
11/Dec/17	Debit	TD Bank	Purchase term deposit	(50,000.00)
18/Dec/17	Debit	Dinoking Tech Inc.	Expense reimbursement received from Premier Exhibitions on behalf of Dinoking Tech Inc.	(198,911.75)
18/Dec/17	Debit	Dinoking Tech Inc.	Expenses paid on behalf of DU	(19,796.14)
22/Dec/17	Debit	Premier Exhibition Management LLC	Expense reimbursement	(5,790.00)
21/Dec/17	71	A.N. Deringer Inc.	Transportation costs	(4,311.84)

29/Dec/17	Debit	TD Bank	Bank charges	(7.50)
29/Dec/17	Debit	TD Bank	Bank charges	(0.88)

Total				$ (328,818.11)

Name of bank	Toronto-Dominion Bank (USBBS)		Branch	New York Branch

Account name	U.S. dollar business checking		Account number	3248257686

Purpose of account:	Operating

Date	Check number	Payee	Purpose	Amount
1/Dec/17	10	Dinoking Tech Inc.	Administration, Management, Royalty and Rental of animatronics	$ (72,878.58)
4/Dec/17	Debit	Ohio Department of Taxation	Commercial activity tax	(179.25)
5/Dec/17	Debit	Environmental Management Specialists, Inc	Animatronic equipment disposal	(25,000.00)
8/Dec/17	Debit	Environmental Management Specialists, Inc	Animatronic equipment disposal	(25,000.00)
14/Dec/17	Debit	Premier Exhibition Management LLC	Expense reimbursement	(4,875.00)
14/Dec/17	Debit	Environmental Management Specialists, Inc	Animatronic equipment disposal	(4,382.98)
14/Dec/17	Debit	Carr, Riggs & Ingram, LLC	Tax related services	(832.50)
14/Dec/17	Debit	A.N. Deringer, Inc	Entry fee for travelling dino	(35.25)
29/Dec/17	Debit	Internal Revenue Service Centre	Withholding taxes on rent and royalties payment	(12,515.07)

Total				$ (145,698.63)

Attachment 4B
Monthly summary of bank activity - payroll account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Dec-17	Period ending	31-Dec-17

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank
Activity. A standard bank reconciliation form can be found at
http://www.usdoj.gov/ust/r21/reg_info.htm

Name of bank	No payroll bank account		Branch	None

Account name	None		Account number	None

Purpose of account:		PAYROLL

Ending balance per bank statement					-
Plus total amount of outstanding deposits					-
Minus: total amount of outstanding checks and other debits					-	*
Minus: service charges					-
End of month balance					-	** ( a )

* Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:				( ☐ Check here if cash disbursements were authorized
by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:
Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5B
Check register - payroll account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Dec-17	Period ending	31-Dec-17

Name of bank	No payroll bank account		Branch	None

Account name	None		Account number	None

Purpose of account:		PAYROLL

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can beattached to this report, provided all the information requested below is included.

Date	Check Number		Payee	Purpose	Amount

TOTAL					-

Attachment 4C
Monthly Summary of Bank Activity - Tax Account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Dec-17	Period ending	31-Dec-17

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank
Activity. A standard bank reconciliation form can be found at
http://www.usdoj.gov/ust/r21/reg_info.htm

Name of bank	No tax bank account		Branch	None

Account name	None		Account number	None

Purpose of account:		TAX

Ending balance per bank statement					-
Plus total amount of outstanding deposits					-
Minus: total amount of outstanding checks and other debits					-	*
Minus: service charges					-
Ending balance per Check Register					-	** ( a )

* Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:				( ☐ Check here if cash disbursements were authorized
by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:
Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5B
Check register - tax account

Name of Debtor:	DINOSAURS UNEARTHED CORP.	Case Number:	3:16-bk-02237-PMG

Reporting period beginning	1-Dec-17	Period ending	31-Dec-17

Name of bank	No tax bank account	Branch	None

Account name	None	Account number	None

Purpose of account:	TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can beattached to this report, provided all the information requested below is included.

Date	Check Number	Payee	Purpose	Amount

TOTAL				-	(d)

SUMMARY OF TAXES PAID
	Payroll Taxes Paid			-	(a)
	Sales & Use Taxes Paid			-	(b)
	Other Taxes Paid			-	(c)
	TOTAL			-	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5O)
(b) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5P)
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5Q)
(d) These two lines must be equal.

Attachment 4D
Investment accounts and petty cash report
Investment accounts

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable	Term deposit (as security for ACH payments)

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Term deposit	50,020.55	50,000.00	11/Dec/17	$ 50,000.00

TOTAL				$ 50,000.00	(a)

Petty Cash Report

The following Petty Cash Drawers/Accounts are maintained:
	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum amount of cash in Drawer/Acct	Amount of petty cash on hand at end of month	Difference between (Column 2) and(Column 3)

Richmond office	$ 10.04	$ 10.04	$ -

Total		$ 10.04	( b )

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation.
No petty cash transactions during the month

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)			$ 50,010.04	(c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
MOR-2, Line 7).

Attachment 6
Monthly tax report

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Dec-17	Period ending	31-Dec-17

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of taxing authority	Date payment due	Description	Amount	Date last tax return filed	Tax return period

The company does not have any employees so it doesn't have any type of withholding or payroll taxes.
No sales tax
There are no unpaid post-petition Federal or State income taxes.

Total			-

Attachment 7
Summary of Officer or Owner Compensation
Summary of personnel and insurance coverages

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning	1-Dec-17		Period ending	31-Dec-17

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of officer or owner	Title	Payment description	Amount paid
The company does not have any officers. Management services are provided through other entities in the group.

Total			-

PERSONNEL REPORT
			Full time	Part time
Number of employees at beginning of period			-	-
Number hired during the period			-	-
Number terminated or resigned during period			-	-
Number of employees on payroll at end of period			-	-

CONFIRMATION OF INSURANCE
List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Effective May 2017, the company's insurance coverage is under the corporate umbrella policy of Premier Exhibitions, Inc.

The following lapse in insurance coverage occurred this month:
Policy Type	Date Lapsed		Date Reinstated		Reason for Lapse
None

☐ Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

Attachment 8
Significant Developments During Reporting Period

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

No significant developments

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before	To be determined

APPENDIX

Dinosaurs Unearthed Corp.
Per MOR-3
(Unaudited) Balance Sheet
(Unaudited) Profit and Loss Statement

Per MOR-7
Bank reconciliation form – TD Bank *5739
Bank reconciliation form – TD Bank *7686